UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of the earliest event reported) January 15, 2015

MANITEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Michigan	001-32401	42-1628978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9725 Industrial Drive, Bridgeview, Illinois	60455
(Address of Principal Executive Offices)	(Zip Code)

(708) 430-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends and supplements the Current Report on Form 8-K of Manitex International, Inc. a Michigan corporation (the “Registrant”), filed with the Securities and Exchange Commission (the “Commission”) on January 21, 2015 (the “Initial Form 8-K”) to include financial statements and pro forma financial information permitted pursuant to Item 9.01 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 days after the date on which the Initial Form 8-K was required to be filed. As previously reported in the Initial Form 8-K, effective as of January 15, 2015 the Registrant completed the purchase of PM Group on January 15, 2015.

Item 9.01	Financial Statement Exhibits

(a)	Financial Statement of Business Acquired

Audited financial statements of the PM Group for the year ended December 31, 2013 that include audited statements of financial position as of December 31, 2013 and 2012, and consolidated statements of income, consolidated statements of comprehensive income, statements of changes in equity and statements of cash flows for each of the years ended December 31, 2013, 2012 and 2011 and the related Independent Auditors Report thereon are included as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

Unaudited interim financial statements of PM Group for the nine month period ended September 30, 2014 that include unaudited condensed consolidated statements of financial position as of September 30, 2014 and December 31, 2013 and condensed consolidated unaudited statements of income, unaudited condensed consolidated statements of comprehensive income, unaudited condensed consolidated statements of changes in equity and unaudited statements of cash flows for the nine month periods ended September 30, 2014 and 2013 are included as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2013, the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2014, the Unaudited Pro Forma Condensed Consolidated Statement of Income for the nine month period ended September 30, 2014, and the notes to the Unaudited Pro Forma Condensed Consolidated Financial Information of Manitex are included as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(c)	Exhibit Index

23.1	Consent of Deloitte & Touche S.p.A.

99.1	Audited financial statements of PM Group for the year ended December 31, 2013

99.2	Unaudited interim financial statements of PM Group for the nine month period ended September 30, 2014

99.3	Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2013, Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2014, Unaudited Pro Forma Condensed Consolidated Statement of Income for the nine month period ended September 30, 2014, and the notes to the Unaudited Pro Forma Condensed Consolidated Financial Information of Manitex International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2015

MANITEX INTERNATIONAL, INC.

By:	/s/ DAVID H. GRANSEE
Name:	David H. Gransee
Title:	Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Deloitte & Touche S.p.A.

99.1	Audited financial statements of PM Group for the year ended December 31, 2013

99.2	Unaudited interim financial statements of PM Group for the nine month period ended September 30, 2014

99.3	Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2013, Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2014, Unaudited Pro Forma Condensed Consolidated Statement of Income for the nine month period ended September 30, 2014, and the notes to the Unaudited Pro Forma Condensed Consolidated Financial Information of Manitex International, Inc.